UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2018

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut

06851-1056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Xerox Corporation is voluntarily filing the agreements attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the transaction with FujiFilm Holdings Corporation (the “Transaction”) and/or the matters to be considered at the Company’s 2018 Annual Meeting. In connection with the Transaction and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transaction or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transaction or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	2001 Joint Enterprise Contract, dated as of March 30, 2001, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.2	Side Letter, dated March 30, 2001, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.3	Amendment No. 1 to 2001 Joint Enterprise Contract, dated January 2, 2002, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.4	2006 Technology Agreement, dated as of April 1, 2006, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

99.5	Master Program Agreement, dated as of September 9, 2013, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	2001 Joint Enterprise Contract, dated as of March 30, 2001, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.2	Side Letter, dated March 30, 2001, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.3	Amendment No. 1 to 2001 Joint Enterprise Contract, dated January 2, 2002, by and between Xerox Corporation and Fuji Photo Film Co., Ltd.

99.4	2006 Technology Agreement, dated as of April 1, 2006, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

99.5	Master Program Agreement, dated as of September 9, 2013, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX CORPORATION

By:	/s/ Douglas H. Marshall
Name: Douglas H. Marshall
Title: Assistant Secretary

Date: January 31, 2018